UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2001


                               SOFTLOCK.COM, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                              33-37751-D 84-1130229
                              ---------------------
           (Commission File Number) (IRS Employer Identification No.)


                         5 CLOCK TOWER PLACE, SUITE 440
                     MAYNARD, MA 01754 (Address of principal
                          executive offices) (Zip code)


                                 (978) 461-5940
                                 --------------
              (Registrant's telephone number, including area code):


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 2, 2001, Softlock.com, Inc. d/b/a Digital Goods issued a press release announcing the discontinuance of its Chili Pepper operations. Certain assets and liabilities of Chili Pepper, a creative agency specializing in brand positioning, product and business launches, were acquired by Digital Goods (formerly SoftLock.com) in May of 2000. Certain employees of Chili Pepper have since provided creative services for Digital Goods' eCommerce operations. Since the acquisition, key systems and employees at Chili Pepper have been incorporated into the interactive marketing group at Digital Goods to support Digital Goods' Amplifi(TM) suite of eCommerce and content marketing products. The remaining operations at the Chili Pepper Boston office serviced a broad customer base, much of it outside the target market for Digital Goods' core business. To eliminate non-core activities and streamline the business in response to difficult market conditions, the Chili Pepper satellite operation, which employed seven people, has been discontinued. As a result of the discontinuance of the service line, the Company has recognized an impairment relating to the goodwill recorded at the time of the acquisition of the assets and liabilities. All other assets will be used in other parts of the Company's operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         Not Applicable

(b)      Pro-forma financial information.

         The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on historical financial statements of the Company and have been prepared to illustrate the effects of the discontinuance of the Chili Pepper service line, using assumptions that the Company believes reasonable.

         The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2000 gives effect to the discontinuance as if the closing had been completed as of January 1, 2000. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1999 has not been presented as the acquisition of certain assets and liabilities of Chili Pepper did not occur until May 12, 2000 and therefore the historical financial statements of the Company for that period do not include any results for Chili Pepper. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 gives effect to the discontinuance as if the closing had been completed as of that date.

         The initial acquisition of certain assets and liabilities of Chili Pepper was accounted for using the purchase method of accounting. The total purchase price was allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The Company was amortizing the goodwill associated with the initial acquisition based on a five year estimated useful life. Based on the closing of the Chili Pepper operations, an impairment of the goodwill was recognized and the expense has been reflected as a part of the operating loss of the Chili Pepper financial results. All other assets acquired will be used in the continuing operations of the Company.

         The Pro Forma Financial Statements neither purport to present the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future.

SoftLock.Com, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2000 (Unaudited)

                                                                 Historical             Pro Forma          Softlock.com,
                                                             Softlock.com, Inc.        Adjustments           Inc. As
                                                             ------------------        -----------           -------
                                                                                                             Adjusted
ASSETS
CURRENT ASSETS:

Cash                                                             $     3,713,647     $                     $   3,713,647
                                                                                             -
Accounts receivable, net                                                 177,998                                 177,998
Prepaid expenses and other current assets                                603,405                                 603,405
                                                            ---------------------    -----------------     --------------
         Total current assets                                          4,495,050                               4,495,050

PROPERTY AND EQUIPMENT - net                                           1,365,805                               1,365,805

WEBSITE AND PRODUCT DEVELOPMENT                                        1,287,927            -                  1,287,927
COSTS - net

SECURITY DEPOSITS                                                         55,777            -                     55,777

PREPAID ROYALTIES                                                         65,579            -                     65,579

GOODWILL - Net                                                         1,683,756       (1,683,756)(1)                  -
                                                            ---------------------    -----------------     --------------
TOTAL ASSETS                                                     $     8,953,894      $(1,683,756)          $   7,270,138

                                                            =====================    =================     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable                                                  $      428,964                            $    428,964
Accrued expenses                                                       1,501,985                               1,501,985
Current portion of obligations under capital leases                      321,339                                 321,339
                                                            ---------------------    -----------------     --------------
         Total current liabilities                                     2,252,288                               2,252,288

OBLIGATIONS UNDER CAPITAL LEASES,                                        636,383                                 636,383
less current portion

OTHER LONG-TERM LIABILITIES                                              150,897                                 150,897

COMMITMENTS AND CONTINGENCIES

REDEEMABLE CONVERTIBLE SERIES A
PREFERRED STOCK
Aggregate liquidation preference of $5,643,769                         5,178,571            -                  5,178,571
at September 30, 2000

STOCKHOLDERS' EQUITY:
  Common stock, $0.01 par value; 50,000,000 shares
 authorized;
  13,071,736 shares issued and outstanding at                            130,717            -                    130,717
   September 30, 2000
  Preferred stock, $0.01 par value; 5,000,000
  shares authorized;
  46,876 shares issued and outstanding at                                                   -
  September 30, 2000                                                        469                                     469
  Deferred compensation                                                 (62,805)            -                   (62,805)
  Deferred royalties                                                   (539,274)            -                  (539,274)
  Additional paid-in capital                                          20,386,282            -                 20,386,282
  Accumulated deficit                                               (18,910,754)       (1,683,756)(1)        (20,594,510)

  Notes receivable from officer and directors                          (268,880)                               (268,880)
                                                            ---------------------    -----------------     --------------
         Total stockholders' equity                                      735,755       (1,683,756)             (948,001)

                                                            ---------------------    -----------------     --------------

TOTAL LIABILITIES AND STOCKHOLDERS'                              $     8,953,894    $  (1,683,756)        $   7,270,138
EQUITY
                                                            =====================    =================     ==============

See notes to Consolidated Financial Statements


SoftLock.Com, Inc.
Pro Forma Consolidated Statements of Operations
For the nine months ended September 30,
2000 (Unaudited)

                                                                 Historical             Pro Forma          Softlock.com,
                                                             Softlock.com, Inc.        Adjustments            Inc. As
                                                             ------------------        -----------            -------
                                                                                                              Adjusted

Net Revenues                                                       $     443,472     $     363,512(2)        $     79,960

Cost of Revenues                                                         121,800            88,822(2)              32,978
                                                            ---------------------    -----------------     ---------------

Gross Profit                                                             321,672           274,690                 46,982

Research and Development Expenses                                      2,740,546                    -           2,740,546
Selling and Marketing Expenses                                         3,291,359           336,326(2)           2,955,033
General and Administrative Expense                                     4,745,432         1,692,309(3)           3,053,123
                                                            ---------------------    -----------------     ---------------

Total Operating Expenses                                              10,777,337            2,028,635           8,748,702
                                                            ---------------------    -----------------     ---------------

Operating Loss                                                      (10,455,665)          (1,753,945)         (8,701,720)

Other Income (expense):
  Interest expense                                                      (58,826)            -                    (58,826)
  Interest income                                                        325,381            -                     325,381
                                                            ---------------------    -----------------     ---------------

Loss Before Income Tax (benefit)                                    (10,189,110)          (1,753,945)         (8,435,165)
Income Tax Expense (benefit)                                         -                      -                    -
                                                            ---------------------    -----------------     ---------------

Net Loss                                                            (10,189,110)          (1,753,945)         (8,435,165)

Beneficial conversion feature on convertible
preferred stock, including accretion of dividends
on Series A Preferred Stock of $393,753 at                            (9,779,301)            -                 (9,779,301)
September 30, 2000
                                                            ---------------------    -----------------     ---------------

Net loss attributable to common stockholders                     $  (19,968,411)     $    (1,753,945)     $  (18,214,466)
                                                            =====================    =================    ===============

Basic and diluted net loss per common share                        $      (1.54)                             $     (1.41)
                                                            =====================    =================     ===============

Basic and diluted weighted average shares                             12,931,686                               12,931,686
outstanding
                                                            =====================    =================     ===============
See notes to the unaudited Pro Forma Consolidated
Financial Statements.




Notes to the Unaudited Pro Forma Consolidated Financial Statements

(1) Reflects the impairment charge for the goodwill recorded at the date of the initial acquisition of the assets on May 12, 2000.
(2) Reflects the results of operations contributed by the Chili Pepper service line.
(3) Reflects the previously recorded amortization of goodwill through September 30, 2000, and the impairment charge for the remaining unamortized goodwill at September 30, 2000.

(c)      Exhibits.

               99.1        Press Release dated March 2, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 19, 2001          SOFTLOCK.COM, INC.
                                 (Registrant)

                                 By: /S/ Michael J. Dziczkowski

                                 Michael J. Dziczkowski
                                 Corporate Controller

                                  EXHIBIT INDEX

99.1     Press Release dated March 2, 2001.

                                                                 EXHIBIT 99.1


Digital Goods Completes Integration of Chili Pepper Services


Discontinues Satellite Operation

MAYNARD, Mass.--(BUSINESS WIRE)--March 2, 2001--Digital Goods (NASDAQ DIGS, news, the leader in digital content marketing, announced today that it is discontinuing operations at its Chili Pepper division, having completed integration of its creative services into the Digital Goods marketing department.

Chili Pepper, a creative agency specializing in brand positioning, product and business launches, was acquired by Digital Goods (formerly SoftLock.com) in May of 2000. The firm provided creative services for Digital Goods' eCommerce operations. Since the acquisition, key systems and employees at Chili Pepper have been incorporated into the interactive marketing group at Maynard-based Digital Goods to support the company's Amplifi(TM) suite of eCommerce and content marketing products.

The remaining operations at the Chili Pepper Boston office serviced a broad customer base, much of it outside the target market for Digital Goods' core business. To eliminate non-core activities and streamline the business in response to difficult market conditions, the Chili Pepper satellite operation, which employed seven people, has been discontinued.

"Given market conditions in recent months, our Chili Pepper division has had a difficult time reaching the cash break even point. So, we have decided to take advantage of a cost-saving opportunity which we believe will also help us better focus on our core content marketing business," said Scott Griffith, Digital Goods chairman and CEO. "Consolidating the entire creative team within the Digital Goods interactive marketing group, while eliminating the inefficiencies and unnecessary overhead entailed in an independent Chili Pepper operation, will better enable us to serve our content partners and make us a stronger business."

Digital Goods will honor all existing Chili Pepper client commitments. The company is working with a third party who is interested in taking on some portion of the Chili Pepper office space and some of the employees affected by closure of the operation, as well as some non-content-related Chili Pepper clients.

About Digital Goods
Digital Goods (NASDAQ: DIGS- news) is the leader in digital content marketing. Amplifi(TM), the company's interactive marketing and eCommerce solution, helps its content partners deliver their products to a maximum audience while respecting copyrights. Consumers gain instant access to valuable content wherever and whenever they are ready to buy. Digital Goods is revolutionizing the way digital content is marketed, sold and distributed online, while enabling its content and affiliate partners to share in the commercial benefits of this expanding marketplace. The Digital Goods marketing network includes hundreds of online affiliates and content publishers, including industry leaders such as Standard & Poor's, Simon & Schuster, Dun & Bradstreet, WetFeet.com, Borders.com, iVillage.com, About.com, Infospace and The Money Page. Digital Goods is based in Maynard, MA. For more information please visit www. Digitalgoods.com.

Digital Goods Statement
SoftLock is a registered trademark of SoftLock.com, Inc. Digital Goods and Passalong are trademarks of SoftLock.com, Inc. All other products or company names are trademarks or registered trademarks of their respective owners. This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. SoftLock.com, Inc. d/b/a Digital Goods may experience significant fluctuations in future operating results due to a number of economic, competitive and other factors, including, among other things, the size and timing of customer orders, changes in laws, new or increased competition, delays in new products, production problems, changes in market demand, market acceptance of new products, seasonality in product purchases and availability of capital to finance intended expansion of operations. These factors and others could cause operating results to vary significantly from those in prior periods, and those projected in forward-looking statements. Additional information with respect to these and other factors, which could materially affect the Company and its operations, are included in the Company's filings with the Securities and Exchange Commission and are incorporated herein.